Exhibit 32.2

                         RECKSON ASSOCIATES REALTY CORP.

          CERTIFICATION OF MICHAEL MATURO, EXECUTIVE VICE PRESIDENT AND
          CHIEF FINANCIAL OFFICER OF RECKSON ASSOCIATES REALTY CORP.,
  PURSUANT TO SECTION 1350 OF CHAPTER 63 OF TITLE 18 OF THE UNITED STATES CODE

         I, Michael Maturo, Executive Vice President and Chief Financial Officer of Reckson Associates Realty Corp. (the "Company") certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1. The Current Report on Form 8-K of the Company filed on January 16, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

  January 15, 2004                  /s/ Michael Maturo
                                    --------------------------------------------
                                    Michael Maturo
                                    Executive Vice President and Chief Financial
                                    Officer

A signed original of this written statement required by Section 906 has been provided to Reckson Associates Realty Corp. and will be furnished to the Securities and Exchange Commission or its staff upon request.







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